UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On July 28, 2008, VeriFone Holdings, Inc. (the “Company”) announced that it would file its amended and restated quarterly reports on Form 10-Q/A for the fiscal quarters ended January 31, 2007, April 30, 2007 and July 31, 2007, its annual report on Form 10-K for the fiscal year ended October 31, 2007 and its quarterly reports on Form 10-Q for the fiscal quarters ended January 31, 2008 and April 30, 2008 with the Securities and Exchange Commission on August 19, 2008. A copy of the Company’s press release that contains this annnouncement is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference
     The information furnished pursuant to this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 28, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: July 28, 2008	By:	/s/ Douglas Bergeron
		Name:	Douglas Bergeron
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 28, 2008.